Exhibit 10.6

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT TO LICENSE, DEVELOPMENT, AND COMMERCIALIZATION AGREEMENT
This AMENDMENT TO LICENSE, DEVELOPMENT, AND COMMERCIALIZATION AGREEMENT (the “Amendment”) is made effective June 6, 2018 (the “Amendment Effective Date”) hereby amends the and is to the LICENSE, DEVELOPMENT, AND COMMERCIALIZATION AGREEMENT (the “Agreement”) December 11, 2013 by and between NEOTOPE BIOSCIENCES LIMITED (as of January 5, 2015 PROTHENA BIOSCIENCES LIMITED, “Prothena Ireland”) with respect to all rights and obligations under this Agreement outside of the United States, and PROTHENA BIOSCIENCES INC. (“Prothena US”) with respect to all rights and obligations under this Agreement in the United States (Prothena US, together with Prothena Ireland, “Prothena”), on the one hand, and F. HOFFMANN-LA ROCHE LTD (“Roche Basel”) with respect to all rights and obligations under this Agreement outside of the United States, and HOFFMANN-LA ROCHE INC. (“Roche Nutley”) with respect to all rights and obligations under this Agreement in the United States (Roche Nutley, together with Roche Basel, “Roche”), on the other hand. All capitalized terms used herein shall have the meaning ascribed herein or in the Agreement.
RECITALS
WHEREAS, Roche [***];
WHEREAS, [***] as of the Amendment Effective Date;
WHEREAS, Prothena and Roche want to amend the Agreement to reflect this change.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment and intending to be legally bound, the Parties agree as follows:
Sections 3.1 and 3.2 of the Agreement are hereby replaced as of the Amendment Effective Date with the following new Sections 3.1 and 3.2 which read as follows:
3.1     Antibody Products targeting Alpha-Synuclein. During the Term, except as otherwise provided below, each Party and its Affiliates, [***], shall work exclusively with the other Party and its Affiliates to research and develop Antibody Products targeting Alpha-Synuclein. In particular, Prothena and its Affiliates will not conduct, participate in, or fund, directly or indirectly, alone or with a Third Party, research, development or commercialization activities specifically directed to any Antibody Products targeting Alpha-Synuclein except pursuant to this Agreement, and Roche and its Affiliates, [***], will not conduct, participate in, or fund, directly or indirectly, alone or with a Third Party, research, development or commercialization activities specifically directed to any Antibody Product targeting Alpha-Synuclein except pursuant to this Agreement. [***].
3.2    [***]. [***].

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed effective as of the Amendment Effective Date by their duly authorized representatives as set forth below.

PROTHENA BIOSCIENCES LIMITED        PROTHENA BIOSCIENCES INC

By: /s/ Ashley Keating     By: /s/ Karin Walker
Name: Ashley Keating    Name: Karin Walker
Title: VP Technical Operations    Title: Chief Accounting Officer
F. HOFFMANN-LA ROCHE LTD        HOFFMANN-LA ROCHE INC.

By: /s/ Stefan Arnold    By: /s/ John P. Parise
Name: Stefan Arnold    Name: John P. Parise
Title: Head Legal Pharma    Title: Authorized Signatory

By: /s/ Tim Steven
Name: Tim Steven
Title: Global Alliance and Asset Management Director

3